                                                                    EXHIBIT 10.1

                       NATIONWIDE HEALTH PROPERTIES, INC.
                             1989 STOCK OPTION PLAN
                    AS AMENDED AND RESTATED OCTOBER 14, 1999



          1.  Purpose
              -------

          The purpose of the Nationwide Health Properties, Inc. 1989 Stock Option Plan (the "Plan") is to strengthen Nationwide Health Properties, Inc. (the "Corporation") and those corporations which are or hereafter become subsidiary corporations (the "Subsidiary" or "Subsidiaries") by providing additional means of attracting and retaining competent managerial personnel and by providing to participating directors, officers and employees added incentives for high levels of performance and for unusual efforts to increase the earnings, value and distributions of the Corporation and any subsidiaries. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers and employees may receive shares of Restricted Stock, and/or Stock Options and/or Stock Appreciation Rights in accordance with this Plan.

          Stock Options granted pursuant to this Plan are intended to be Incentive Stock Options or Non-Qualified Stock Options, as shall be determined and designated by the Plan Committee upon the grant of each Stock Option hereunder.

          2.  Definitions
              -----------

               For purposes of this Plan, the following terms shall have the following meanings:

               (a)  Common Stock. This term shall mean shares of the
                    ------------
Corporation's common stock, $.10 par value, subject to adjustment pursuant to
Section 18 (Adjustment Upon Changes in Capitalization) hereunder.

               (b)  Corporation.  This term shall mean Nationwide Health
                    -----------
Properties, Inc., a Maryland Corporation.

               (c)  Eligible Participants. This term shall mean all directors of
                    ---------------------
the Corporation or any Subsidiary, and all officers or employees (whether or not they are also directors) of the Corporation or any Subsidiary.

               (d)  Fair Market Value. This term shall mean the fair market
                    -----------------
value of the Common Stock as determined in accordance with any reasonable valuation method selected by the Plan Committee, including the valuation methods described in Treasury Regulations Section 20.2031-1. Unless determined otherwise by the Plan Committee, "fair market value" shall be as applied to any date specified in the Plan, the closing price of a share of Common Stock on the New York Stock Exchange's composite tape on such date, or, if no such sales were made on such date, the closing price of such share on the New York Stock Exchange's composite tape on the next preceding date on which there were such sales.

               (e)  Grantee. This term shall mean any Eligible Participant to
                    -------
whom Restricted Stock or Stock Appreciation Rights have been granted pursuant to this Plan.

               (f)  Incentive Stock Option. This term shall mean a Stock Option
                    ----------------------
which is an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

               (g)  Non-Qualified Stock Option.  This term shall mean a Stock
                    --------------------------
Option which is not an Incentive Stock Option.

               (h)  Option Shares. This term shall mean Common Stock covered by
                    -------------
and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

               (i)  Optionee. This term shall mean any Eligible Participant to
                    --------
whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

               (j)  Plan. This term shall mean the Nationwide Health Properties,
                    ----
Inc. 1989 Stock Option Plan, as amended and restated October 14, 1999, and as embodied herein and as may be further amended from time to time in accordance with the terms hereof and applicable law.

               (k)  Plan Committee.   The Compensation Committee of the Board of
                    --------------
Directors of the Corporation shall constitute the Plan Committee and have full authority to act in the matter. The Plan Committee shall consist at all times
of a committee of two or more non-employee directors.   All references in the
Plan to the "Plan Committee" shall be deemed to refer to the Compensation Committee of the Board of Directors. The Board of Directors of the Corporation shall have the right, in its sole and absolute discretion, to remove or replace any person from or on the Compensation Committee at any time for any reason whatsoever.

               (l)  Restricted Stock. This term shall mean shares of Common
                    ----------------
Stock of the Company granted without cost to the Participant pursuant to either
Section 6 or 7, and subject to the terms of Section 8.

               (m)  Stock Appreciation Right.   This term shall mean a stock
                    ------------------------
appreciation right as described in Section 12 of this Plan.

               (n)  Stock Option. This term shall mean the right to purchase
                    ------------
Common Stock under this Plan in a specified number of shares, at a price and upon the terms and conditions as specified in this Plan or as determined by the Plan Committee.

               (o)  Subsidiary. This term shall mean each "subsidiary
                    ----------
corporation" (treating the Corporation as the employer corporation) as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

          3.   Administration.
               --------------

               (a)  Administration of the Plan. This Plan shall be administered
                    --------------------------
by the Plan Committee. Any action of the Plan Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or pursuant to the unanimous written consent, of its members. Any such action taken by the Plan Committee in the administration of this Plan shall be valid and binding, so long as the same is not inconsistent with the terms and conditions of this Plan. To the extent consistent with the availability to the Plan of Rule 16b-3 under the Securities Exchange Act of 1934 as amended, and subject to compliance with the terms, conditions and restrictions set forth in this Plan, the Plan Committee shall have the exclusive right, in its sole and absolute discretion, to establish the terms and conditions of all Restricted Stock, Stock Options and Stock Appreciation Rights granted under the Plan, including, without limitation, the power to determine the duration and purposes, if any, of leaves of absence which may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination under the Plan, and to prescribe and amend the terms, provisions ad form of each instrument and agreement setting forth the terms and conditions of Restricted Stock, Stock Options and Stock Appreciation Rights granted hereunder.

               (b)  Decisions and Determinations. To the extent consistent with
                    ----------------------------
the availability to the Plan of Rule 16b-3 under the Securities Exchange Act of 1934 as amended, and subject to the express provisions of this Plan, the Plan Committee shall have the authority to construe and interpret this Plan, to define the terms used herein, to prescribe, amend, and rescind rules and regulations relating to the administration of the rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Plan Committee on matters referred to in this Section 3 shall be final and conclusive so long as the same are not inconsistent with the terms of this Plan.

          4.  Shares subject to the Plan
              --------------------------

              Subject to adjustments as provided in Section 18 hereof, the maximum number of shares of Common Stock which may be issued as Restricted Stock or upon exercise of all Stock Options or pursuant to Stock Appreciation Rights granted under this Plan is limited to One Million Six Hundred Thousand (1,600,000) shares in the aggregate.

              If for any reason, unreleased shares of Restricted Stock do not vest, said shares shall again be available for grants of Restricted Stock, Stock Options or Stock Appreciation Rights under this Plan. If any Stock Option and/or Stock Appreciation Rights shall be canceled, surrendered, or expire for any reason without having been exercised in full, the Shares represented thereby shall again be available for grants of Restricted Stock, Stock Options or Stock Appreciation Rights under this Plan.

          5.  Eligibility
              -----------

              Only Eligible Participants shall be eligible to receive grants of Restricted Stock, Stock Options or Stock Appreciation Rights under this Plan.

          6.  Formula Awards of Restricted Stock and Stock Options to Non-
              -----------------------------------------------------------
Employee Directors
------------------

              Initial grants of Restricted Stock made to non-employee directors who first become eligible after January 1, 1996 shall be in the amount of 2,000 shares. Additional grants of 2,000 shares shall be made to each non-employee director on or after each anniversary of the initial grant made heretofore under the Plan, commencing January 1, 1996.

              Initial grants of Stock Options covering 30,000 shares each were made to non-employee directors on November 13, 1989.

              Non-employee directors are not eligible for further grants of Stock Options nor for any grants of Stock Appreciation Rights.

          7.  Discretionary Awards of Restricted Stock, Stock Options and Stock
              -----------------------------------------------------------------
Appreciation Rights
-------------------

              The Plan Committee, in its sole and absolute discretion, subject to the provisions of the Plan, may grant Restricted Stock, Stock Options and/or Stock Appreciation Rights to any Eligible Participant other than a non-employee director (whose Awards of Restricted Stock and Stock Options are specifically provided in Section 6 hereof) at such times and in such amounts and on such terms and conditions as it deems advisable and specifies in the respective grants.

          8.  Restricted Stock and Forfeiture Restrictions
              --------------------------------------------

              (a) Certain Terms.  The shares of Restricted Stock granted to a
                  -------------
Participant shall be released to him in accordance with such schedule as the Plan Committee, in its sole discretion, shall determine at the time of grant; except for non-employee directors whose shares shall be released three years after the date of grant, provided that any such shares shall be fully released upon normal retirement from the Board of Directors. All shares of Restricted Stock shall be fully released not later than ten years from the date of grant. Except for normal retirement, or pursuant to the terms of the written agreement with an officer and/or employee of the Company, the Grantee shall have no vested interest in the unreleased stock of any grant in the event of his termination with the Corporation for any reason (including failure of re-election, unless the Plan Committee in its sole discretion decides to terminate the forfeiture restrictions following the termination of such Grantee) and the unreleased stock certificates shall be canceled. During the Grantee's continued employment or affiliation, however, he shall have the right to vote all shares and to receive all dividends as though all shares granted were his without restrictions.

              (b) Written Agreement.  The details of each grant regarding shares
                  -----------------
of Restricted Stock shall be evidenced by a written agreement covering terms and conditions, not inconsistent with the Plan, as the Plan Committee shall approve. Such agreement shall be promptly delivered by Management of the Corporation to each Grantee.

          9.  Stock Options
              -------------

              (a) Designation as Incentive or Nonqualified Options.  The Plan
                  ------------------------------------------------
Committee shall designate in each grant of a Stock Option whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option. The terms upon which and the times at which, or the periods within which, the Option Shares subject to such Stock Option may become acquired or such Stock Options may be acquired and exercised shall be as set forth in the Plan and the related Stock Option Agreements.

              (b) Date of Grant and Rights of Optionee.  The determination of
                  ------------------------------------
the Plan Committee to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Corporation, or a right of the Eligible Participant who is the proposed subject of the grant, and shall not constitute the grant of a Stock Option hereunder unless and until both the Corporation and the Eligible Participant have executed and delivered to the other a Stock Option Agreement in the form then required by the Plan Committee as evidencing the grant of the Stock Option, together with such other instrument or instruments as may be required by the Plan Committee pursuant to this Plan; provided, however, that the Plan Committee may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no such date is fixed, then the date of grant shall be the date on which the determination was finally made by the Plan Committee to grant the Stock Option), and such date shall be set forth in the Stock Option Agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this plan.

              (c) 10% Shareholder.  A Stock Option granted hereunder to an
                  ---------------
Eligible Participant who owns, directly or indirectly, at the date of the grant of the Stock Option, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or a Subsidiary shall not qualify as an Incentive Stock Option unless: (i) the purchase price of the Option Shares subject to said Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted; and (ii) the Stock Option by its terms is not exercisable after five (5) years from the date that it is granted. The attribution rules of Section 425(d) of the Internal Revenue Code of 1996, as amended, shall apply in the determination of indirect ownership of stock.

              (d) Maximum Value of Stock Options.   No grant of Incentive Stock
                  ------------------------------
Options hereunder may be made when the aggregate fair market value of Option Shares with respect to which Incentive Stock Options (pursuant to this Plan or any other Incentive Stock Option Plan of the Corporation or any Subsidiary) are exercisable for the first time by the Eligible Participant during any calendar year exceeds $100,000.

              (e) Non-Qualified Stock Options.  Stock Options granted by the
                  ---------------------------
Plan Committee shall be deemed Non-Qualified Stock Options under this Plan if they: (i) are designated at the time of grant as Incentive Stock Options but do not so qualify under the provisions of Section 422 of the Code or any regulations or rulings issued by the Internal Revenue Service for any reason;
(ii) are not granted in accordance with the provisions of Section 9(c); (iii) are in excess of the fair market value limitations set forth in Section 9(d);
(iv) are granted to an Eligible Participant who is not an employee of the Corporation or any subsidiary; or (v) are designated at the time of grant as Non-Qualified Stock Options. Non-Qualified Stock Options granted hereunder shall be so designated in the Stock Option Agreement entered into between the Corporation and the Optionee.

               (f)  Dividend Equivalents.  In addition to Stock Options granted
                    --------------------
under this Plan, "Dividend Equivalents" may be granted under this Plan. The Dividend Equivalents shall be based on the dividends declared on the Common Stock and shall be credited as of dividend payment dates, during the period between the date of grant and the date the Stock Option is exercised or expires, as determined by the Plan Committee. Such Dividend Equivalents shall be payable in cash or additional shares of Common Stock by such formula and at such time and subject to such conditions as may be determined by the Plan Committee. Sections 13 through 21, Sections 24 through 26 and Section 29 of the Plan, as such sections apply to stock options, also shall apply to Dividend Equivalents.

          10.  Stock Option Exercise Price
               ---------------------------

               The exercise price of Option Shares shall be determined by the Committee at the date of grant, except that the exercise price of any Option Shares designated as Incentive Stock Options shall be one hundred percent (100%) of the Fair Market value of the Common Stock represented by the Option Shares on the date of grant of the related Incentive Stock Option

          11.  Exercise of Stock Options
               -------------------------

               (a)  Exercise.  Except as otherwise provided elsewhere herein, if
                    --------
an Optionee shall not in any given period exercise any part of a Stock Option which has become exercisable during that period, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related Stock Option Agreement. No Stock Option shall, except as provided in Section 11(g) hereof, become exercisable until one (1) year following the date of grant, and (i) as to non-employee directors, a Stock Option first becomes exercisable as to one-third (1/3) of the Option Shares called for thereby during the second year following the date of the grant, as to an additional one-third (1/3) during the third year and as to the remaining one-third (1/3) during the fourth year, and (ii) as to all other Eligible Participants, Stock Options shall be exercisable as set forth by the Committee. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

               (b)  Prior Outstanding Incentive Stock Options.  Incentive Stock
                    -----------------------------------------
Options granted to an Optionee under the Plan shall be exercisable even while such Optionee has outstanding and unexercised any Incentive Stock Option previously granted to him or her pursuant to this Plan or any other Incentive Stock Option Plan of the Corporation or any Subsidiary. An Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires by reason of lapse of time, or is otherwise canceled by mutual action of the Optionee and the Corporation.

               (c)  Notice of Payment.  Stock Options granted hereunder shall be
                    -----------------
exercised by written notice delivered to the Corporation specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to the counsel for the Corporation, of the right of such person or persons to exercise the Stock Option.

               (d)  Payment of Exercise Price.  The exercise price of any Option
                    -------------------------
Shares purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash or check and/or in Common Stock of the Corporation which, when added to the cash payment, if any, has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Corporation of his intention to exercise all or part of a Stock Option. If all or any part of a payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Corporation of all required share certificates, and all stock powers and all other required transfer documents necessary to transfer the shares of Common Stock to the Corporation. In addition, Options may be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker or bank to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and any applicable tax withholding. The date of exercise shall be deemed to be the date the Corporation receives the notice.

               (e)  Minimum Exercise.  Not less than ten (10) Option Shares may
                    ----------------
be purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.

          12.  Stock Appreciation Rights
               -------------------------

               (a)  Grant of Stock Appreciation Rights.  A Stock Appreciation
                    ----------------------------------
Right may be granted to any Class II or Class III Participant selected by the Plan Committee to whom Option Shares may be granted under this Plan. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Plan Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Corporation.

               (b)  Coupled Stock Appreciation Rights.
                    ---------------------------------

                    (i) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extend the related Option is exercisable.

                    (ii) A CSAR may be granted to the Grantee for not more than the number of shares subject to the simultaneously granted Option to which it is coupled.

                    (iii) A CSAR shall entitle the Grantee to surrender to the Company unexercised a portion of the Option to which the CSAR relates and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price of the Option from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

               (c)  Independent Stock Appreciation Rights.
                    -------------------------------------

                    (i) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. Except as otherwise set forth in this Plan, an ISAR shall be exercisable at such times and in such installments as the Committee may determine, and shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee.

                    (ii) An ISAR shall entitle the Grantee to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

               (d)  Payment and Limitations on Exercise.
                    -----------------------------------

                    (i) Payment of the amount determined under this Section 12 shall be in cash, in Common Stock or a combination of both, as determined by the Committee.

                    (ii) So long as Rule 16b-3 under the Exchange Act, or any successor thereto, so provides, no CSAR shall be exercisable during the first six months after it is granted with respect to an outstanding Option, except to the extent that the Committee in its discretion permits such exercise in the event of the Grantee's death or disability within the meaning of Section 105(d)(4) of the Code.

                    (iii) So long as Rule 16b-3 under the Exchange Act, or any successor thereto, so provides, cash payment upon exercise of a Stock Appreciation Right may only be made if such Stock Appreciation Right is exercised during the period beginning on the third business day following the date of the Company's release of its quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

          13.  Nontransferability
               ------------------

               Except as otherwise provided herein each Stock Option and Stock Appreciation Right and all unreleased shares of Restricted Stock shall, by their terms, be nontransferable by the Options or Grantee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Stock Options and Stock Appreciation Rights shall be exercisable during the lifetime of the Optionee or Grantee only by the Optionee or Grantee.

          14.  Affiliation
               -----------

               Nothing contained in this Plan (or in any Stock Option, Stock Appreciation Rights or Restricted Stock Agreement) shall obligate the Corporation or any Subsidiary to employ or continue to employ or remain affiliated with any Participant for any period of time or interfere in any way with the right of the Corporation or a Subsidiary to reduce or increase the Participant's compensation.

               Except as provided in Section 15 hereof, if, for any reason other than disability or death, an Optionee ceases to be affiliated with the Corporation or a Subsidiary, the Stock Options and/or Stock Appreciation Rights granted to such Optionee shall expire on the expiration dates specified for said Stock Options and or Stock Appreciation Rights at the time of their grant, or three (3) months after the Optionee ceases to be so affiliated, whichever is earlier. During such period after cessation of affiliation, such Stock Options and/or Stock Appreciation Rights shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee ceased to be affiliated with the Corporation or the Subsidiary, and any Stock Options and/or Stock Appreciation Rights or increments which had not become exercisable as of such date shall expire automatically on such date.

          15.  Termination for Cause
               ---------------------

               If the Stock option and/or Stock Appreciation Rights Agreement so provides and if an Optionee's or Grantee's employment by or affiliation with the Corporation or a Subsidiary is terminated for cause, the Stock Option and/or Stock Appreciation Rights granted to such Optionee or Grantee shall automatically expire and terminate in their entirety immediately upon such termination; provided, however, that the Plan Committee may, in its sole discretion, within thirty (30) days of such termination, reinstate such Stock Options and/or Stock Appreciation Rights by giving written notice of such reinstatement to the Optionee or Grantee. In the event of such reinstatement, the Optionee or Grantee may exercise the Stock Options and/or Stock Appreciation Rights only to such extent, for such time, and upon such terms and conditions as if the Optionee or Grantee had ceased to be employed by or affiliated with the Corporation or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. Termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith and, in any event, the termination of the Plan Committee with respect thereto shall be final and conclusive.

          16.  Death of Optionee or Grantee
               ----------------------------

               If an Optionee or Grantee dies while employed by or affiliated with the Corporation or a Subsidiary, or during the three-month period referred to in Section 14 hereof, the Stock Options and/or Stock Appreciation Rights granted to such Optionee or Grantee shall expire on the expiration dates specified for said Stock Options and/or Stock Appreciation Rights at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Stock Option and/or Stock Appreciation Rights Agreements, the person or persons to whom such Optionee's or Grantee's rights under the Stock Options and/or Stock Appreciation Rights shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's or Grantee's estate, shall have the right to exercise such Stock Options and/or Stock Appreciation Rights to the extent that increments, if any, had become exercisable as of the date on which the Optionee or Grantee died.

          17.  Disability Optionee or Grantee
               ------------------------------

               If any Optionee or Grantee is disabled while employed by or affiliated with the Corporation or a Subsidiary or during the three-month period referred to in Section 14 hereof, the Stock Options and/or Stock Appreciation Rights granted to such Optionee or Grantee shall expire on the expiration dates specified for said Stock Options and/or Stock Appreciation Rights at the time of their grant, or one (1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or Grantee or the guardian or conservator or the Optionee's or Grantee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options and/or Stock Appreciation Rights to the extent that increments, if any, had become exercisable as of the date on which the Optionee or Grantee became disabled or cased to be employed by or affiliated with the Corporation or a Subsidiary as a result of the disability. An Optionee or Grantee shall be deemed to be "disabled" if it shall appear to the Plan Committee, upon written certification delivered to the Corporation of a qualified licensed physician, that the Optionee or Grantee has become permanently and totally unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in the Optionee's or Grantee's death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          18.  Adjustment Upon Changes in Capitalization
               -----------------------------------------

               If the outstanding shares of Common Stock of the Corporation and increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Corporation, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Corporation, or if there is a spin-off or other distribution of stock or property with respect to the holders of the Common Stock other than normal cash dividends, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options and Stock Appreciation Rights may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, and/or with respect to Stock Appreciation Rights which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Stock Option and/or Stock Appreciation Rights, but with a corresponding adjustment in the price for each share subject to the Stock Option and/or Stock Appreciation Rights. Adjustments under this Section shall be made by the Plan Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

          19.  Terminating Events
               ------------------

               Upon consummation of a plan of dissolution or liquidation of the corporation, or upon consummation of a plan of reorganization, merger or consolidation of the Corporation with one or more corporations, as a result of which the Corporation is not the surviving entity, or upon the sale of all or substantially all the assets of the Corporation to another corporation, the Plan shall automatically terminate and all unreleased shares of Restricted Stock shall be released under such circumstances, and all Stock Options and/or Stock Appreciation Rights theretofore granted shall be terminated, subject to provisions of the immediately following paragraph in this
Section 19, unless provision is made in connection with such transaction for assumption of Stock Options and/or Stock Appreciation Rights theretofore granted, or substitution for such Stock Options and/or Stock Appreciation
Rights with new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation, or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

          Notwithstanding the immediately preceding paragraph and/or any provision in any Stock Option or Stock Appreciation Right Agreement pertaining to the time of exercise of a Stock Option or Stock Appreciation Right, or part thereof, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Corporation to another corporation which would, upon consummation, result in termination of a Stock Option or Stock Appreciation Right, all Stock Options or Stock Appreciation Rights previously granted shall become immediately exercisable as to all unexercised Shares for such period of time as may be determined by the Plan Committee, but in any event not less than 30 days, on the condition that the terminating event is consummated. If such terminating event is not consummated, Stock Options or Stock Appreciation Rights granted pursuant to the Plan shall be exercisable in accordance with the terms of their respective Stock Option or Stock Appreciation Right Agreements.

     20.  Amendment and Termination
          -------------------------

          The Board of Directors of the Corporation may at any time and from time to time suspend, amend, or terminate the Plan; provided that, except as permitted under the provisions of Section 18 hereof, no amendment or modification may be adopted without the Corporation having first obtained the approval of the holders of a majority of the Corporation's outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders of the Corporation, or by written consent, if the amendment or modification would:

     (a)   increase the number of securities which may be issued under the Plan;

     (b) materially modify the requirements as to eligibility for participation in the Plan;

     (c) increase or decrease the exercise price of any Incentive Stock Option granted under the Plan;

     (d) increase the maximum term of Stock Options or Stock Appreciation Rights provided for herein or increase the maximum period during which shares of Restricted Stock may be released;

     (e) permit Stock Options or Stock Appreciation Rights or Restricted Stock to be granted to any person who is not an Eligible Participant; or

     (f) change any provision of the Plan which would affect the qualification as an Incentive Stock Option under the internal revenue laws then applicable of any Stock Option granted as an Incentive Stock Option under the Plan.

          The provisions of this Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

          No Stock Option or Stock Appreciation Right and no shares of Restricted Stock may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 19 hereof), without the consent of the Participant, alter or impair any rights or obligations theretofore granted.

     21.  Rights of Eligible Participants
          -------------------------------

          No Eligible Participant or other person shall have any claim or right to be granted Restricted Stock or Stock Options or Stock Appreciation Rights under this Plan, and neither this Plan nor any action taken hereunder shall be deemed to give or be construed as giving any Eligible Participant or other person any right to be retained in the employ of the Corporation or any Subsidiary. Without limiting the generality of the foregoing, no person shall have any rights as a result of his or her classification as an Eligible Participant, such classification being made solely to describe, define and limit those persons who are eligible for consideration for privileges under the Plan.

     22.  Privileges of Stock Ownership; Regulatory Law Compliance; Notice
          ----------------------------------------------------------------
of Sale
-------

          No Optionee or Grantee shall be entitled to the privileges of stock ownership as to any shares not actually issued and delivered. No shares may be purchased upon the exercise of a Stock Option or Stock Appreciation Right unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of the securities exchanges upon which securities of the Corporation are listed (if any) shall have been fully complied with.

     23.  Effective Date of the Plan
          --------------------------

          The Plan, prior to any amendments, was adopted by the Board of Directors on November 13, 1989, and was approved by the shareholders on April 27, 1990. Amendments to the Plan have been adopted on January 24, 1992, January 19, 1996, and October 14, 1999.

     24.  Termination
          -----------

          Unless previously terminated as aforesaid, the Plan shall terminate on January 18, 2006. No Stock Options or Stock Appreciation Rights or shares of Restricted Stock shall be granted under the Plan thereafter, but such termination shall not affect any Stock Option or Appreciation Right or grant of Restricted Stock theretofore granted.

     25.  Stock Option and Stock Appreciation Right Period
          ------------------------------------------------

          Each Stock Option and Stock Appreciation Right and all rights and obligations thereunder shall expire on such date as the Plan Committee may determine, but not later than ten (10) years from the date such Stock Option is granted in the case of Incentive Stock Options and eleven (11) years from the date of grant in the case of Non-Qualified Stock Options and Stock Appreciation Rights, and each Stock Option and Stock Appreciation Right shall be subject to earlier termination as provided elsewhere in this Plan.

     26.  Exculpation and Indemnification of Plan Committee
          -------------------------------------------------

          The present, former and future members of the Plan Committee, and each of them, who is or was a director, officer or employee of the Corporation shall be indemnified by the Corporation to the extent authorized in and permitted by the Corporation's Certificate of Incorporation, and/or Bylaws in connection with all actions, suits and proceedings to which they or any of them may be a party by reason of any act or omission of any member of the Plan Committee under or in connection with the Plan or any Stock Option or Stock Appreciation Right granted thereunder.

     27.  Compliance with Law and Representations of Participant
          ------------------------------------------------------

          No shares of Common Stock shall be issued upon exercise of any Stock Option or Stock Appreciation Rights, and an Optionee or Grantee shall have no right or claim to such shares, unless and until: (i) payment in full has been received by the Corporation with respect to the exercise of any Stock Option;
(ii) in the opinion of the counsel for the Corporation, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (iii) if required by federal or state law or regulation, the Optionee or Grantee shall have paid to the Corporation the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee or Grantee as a result of the exercise of his or her Stock Option or Stock Appreciation Rights, or made other arrangements satisfactory to the Corporation, in its sole discretion, to satisfy applicable income tax withholding requirements.

          Unless the shares of Common Stock covered by this Plan have been registered with the Securities and Exchange Commission pursuant to the registration requirements under the Securities Act of 1933, each participant shall: (i) by and upon accepting shares of Restricted Stock or a Stock Option or a Stock Appreciation Right, represent and agree in writing, that the Stock Option or Stock Appreciation Right will be acquired for investment purposes and not for resale or distribution; and (ii) by and upon the exercise of a Stock Option or Stock Appreciation Right, or a part thereof, furnish evidence satisfactory to counsel for the Corporation, including written and signed representations to the effect that the Shares are being acquired for investment purposes and not for resale or distribution, and that the Shares being acquired shall not be sold or otherwise transferred by the Participant except in compliance with the registration provisions under the Securities Act of 1933, as amended, or an applicable exemption therefrom. Further- more, the Corporation, at its sole discretion, to assure itself that any sale or distribution by the Participant complies with this Plan and any applicable federal or state securities laws, may take all reasonable steps, including placing stop transfer instructions with the Corporation's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Plan Committee shall require) on certificates evidencing the shares:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE
               HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANS-FERRED OR OFFERED FOR SALE IN THE ABSENCE OF
               AN EFFECTIVE REGISTRATION STATEMENT WITH
               RESPECT TO THEM UNDER THE ACT OR A WRITTEN
               OPINION OF COUNSEL FOR THE HOLDER THEREOF,
               WHICH OPINION SHALL BE ACCEPTABLE TO NATION-
               WIDE HEALTH PROPERTIES, INC., THAT REGISTRATION
               IS NOT REQUIRED."

     28.  Notices
          -------

          All notices and demands of any kind which the Plan Committee, or any Participant, or other person may be required or desires to give under the terms of this Plan shall be in writing and shall be delivered in hand to the person or persons to whom addressed (in the case of the Plan Committee, with the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, any Vice President, or Secretary or any Assistant Secretary of the Corporation), by leaving a copy of such notice or demand at the address of such person or persons as may be reflected in the records of the Corporation, or by mailing a copy thereof, properly addressed as above, by certified or registered mail, postage prepaid, with return receipt requested. Delivery by mail shall be deemed made upon receipt by the notifying party of the return receipt request acknowledging receipt of the notice or demand.

     29.  Limitation on Obligations of the Corporation
          --------------------------------------------

          All obligations of the Corporation arising under or as a result of this Plan or Stock Options, Restricted Stock or Stock Appreciation Rights granted hereunder shall con-stitute the general unsecured obligations of the Corporation, and not of the Board of Directors of the Corporation, any member thereof, the Plan Committee, any member thereof, any officer of the Corporation, or any other person or any Subsidiary, and none of the foregoing, except the Corporation, shall be liable for any debt, obligation, cost or expense hereunder.

     30.  Limitation of Rights
          --------------------

          Except as otherwise provided by the terms of the Plan, the Plan Committee, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Participant under this Plan and which, if any, Eligible Participant shall receive any grant. No oral or written agreement by any other person not acting on the behalf of the Plan Committee relating to this Plan is authorized, and such may not bind the Corporation or the Plan Committee to make any grant to any person.

     31.  Severability
          ------------

          If any provision of this Plan as applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity or enforceability hereof.

     32.  Construction
          ------------

          Where the context or construction requires, all words applied in the plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.

     33.  Headings
          --------

          The headings of the several paragraphs herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

     34.  Successors
          ----------

          This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Corporation and Participants.